UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 30, 2015 (October 28, 2015)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2015 Dynegy Inc. (“Dynegy”) entered into Dynegy Inc. Executive Participation Agreements (the “Participation Agreements”) with each of its Executive Vice Presidents (“EVPs”). The Participation Agreements provide uniform participation rights and protections  for all EVPs and terminate all existing EVP employment contracts. Consistent with the terms of the former employment contracts, the Participation Agreements include the following material terms: 1) one-year term with annual automatic extensions, non-renewal of such by Dynegy will be treated as termination without “Cause” under Dynegy’s Severance Plan (as defined below); 2) eligibility to participate in Dynegy’s long-term incentive program; 3) financial and tax planning advice up to $10,000 annually, as provided under a separate policy; 4) standard indemnification protections; 4) a two-year non-compete provision involving an involuntary termination; and 5) additional conditions and benefits as provided under the  Severance Plan.

Also effective as of October 28, 2015 Dynegy adopted the Dynegy Inc. Severance Plan (the “Severance Plan”).  The Severance Plan combines and replaces Dynegy’s four existing severance plans, including the Dynegy Inc. Executive Severance Pay Plan and the Dynegy Inc. Executive Change in Control Severance Pay Plan (such executive plans, collectively, the “Prior Executive Severance Plans”), into a single plan. The Severance Plan provides for set levels of non-change in control and change in control severance benefits to certain eligible employees, including Dynegy’s President and Chief Executive Officer and EVPs, which are generally consistent with Dynegy’s Prior Executive Severance Plans and/or former employment contracts.

The foregoing descriptions of the Participation Agreements and the Severance Plan do not purport to be complete and are qualified in their entirety by reference to the form of or complete text of such agreements, which are filed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

10.1	Form of Dynegy Inc. Executive Participation Agreement
10.2	Dynegy Inc. Severance Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: October 30, 2015	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Document

10.1	Form of Dynegy Inc. Executive Participation Agreement
10.2	Dynegy Inc. Severance Plan